SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                            ________________

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 7, 1995


                         SEARS, ROEBUCK AND CO.

           (Exact name of registrant as specified in charter)


  New York               1-416            36-1750680
(State or Other         (Commission       (IRS Employer
Jurisdiction of         File Number)      Identification No.)
Incorporation)



Sears Tower, Chicago, Illinois                  60684
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (312) 875-2500


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Item 5.     Other Events.

            On February 7, 1995, the Registrant issued its fourth quarter earnings press release attached hereto as Exhibit 99.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

Exhibit                             Description

 99               Sears, Roebuck and Co. press release dated February 7,
           1995.

                               SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS, ROEBUCK AND CO.



Date:  February 7, 1995             By:   /s/JAMES M. DENNY
                                                JAMES M. DENNY
                                                Vice Chairman and Acting
                                         Chief Financial Officer

                              EXHIBIT INDEX




      99          Sears, Roebuck and Co. press release dated February 7,
           1995.